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                                                                   EXHIBIT 10.36
                                                                   -------------

                              SECURITY AGREEMENT

     This Security Agreement (the "Security Agreement") is made and dated this 28/th/ day of July, 1999, by and among AXCESS Inc., a Delaware corporation (the "Company"), and Prism Video, Inc., a Delaware corporation ("Seller").

                                    RECITALS

     The Company has issued that certain Purchase Note dated as of the date hereof in favor of Seller (as amended, renewed, extended and replaced from time to time, the "Purchase Note") pursuant to the terms of that certain Asset Purchase Agreement of even date herewith by and between the Company and Seller (as amended from time to time, the "Asset Purchase Agreement," and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Asset Purchase Agreement).

     As a condition precedent to the Asset Purchase Agreement, the Company is required, among other things, to execute and deliver this Security Agreement to Seller.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   AGREEMENT

     1.   Grant of Security Interest.  The Company hereby grants to Seller a
          --------------------------
first-priority security interest in that certain Subordinated Promissory Note, dated as of April 30, 1999, by Amphion Ventures, L.P. ("Maker") in favor of the Company (the "Collateral Note") and any proceeds thereof, to secure payment and performance of the Company's obligations under the Purchase Note.

     2.   Representations and Warranties.  The Company represents and warrants
          ------------------------------
to Seller that (a) the Company is the true and lawful owner of the Collateral Note, having good and marketable title thereto, free and clear of any and all liens, (b) the Collateral Note is a valid and binding obligation of the Maker,
(c) Maker holds no defenses or offsets against any amounts due under the Collateral Note, (d) the principal balance of the Collateral Note, as of the date hereof, is $3,902,375, (e) the Collateral Note accurately reflects the payment terms of the obligation memorialized therein, (f) there have been no amendments to the terms of the Collateral Note, and (f) the Maker is current in all payment due, and not in default of any of the terms of the Collateral Note. The Company shall not create or assume or permit to exist any lien on or against the Collateral Note except for liens subordinate to the lien granted to Seller hereunder or as otherwise as created or permitted by this Security Agreement, and the Company shall promptly notify Seller of any such other lien against the
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Collateral Note and shall defend the Collateral Note against, and take all such action as may be necessary to remove or discharge, any lien.

     3.   Perfection of Security Interest.  Contemporaneously herewith, the
          -------------------------------
Company shall deliver possession of the Collateral Note to Seller to allow Seller to perfect its security interest in the Collateral Note. The Company agrees to take all other actions requested by Seller reasonably necessary to perfect, to continue the perfection of, and to otherwise give notice of the lien granted hereunder, including, but not limited to, execution of financing statements.

     4.   Covenants and Agreements of the Company.  In addition to all covenants
          ---------------------------------------
and agreements of the Company set forth in the Asset Purchase Agreement, which are incorporated herein by this reference, the Company agrees:

          To do all acts that may be necessary to maintain, preserve and protect the Collateral Note;

          Not to use or permit the Collateral Note to be used unlawfully or in violation of any provision of this Security Agreement, any other agreement with Seller related hereto, or any requirement of law or contractual obligation affecting the Collateral Note;

          To pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting the Collateral Note;

          To appear in and defend any action or proceeding, at the Company's sole expense, which may affect its title to or Seller's interest in the Collateral Note;

          Not to sell, encumber or otherwise dispose of or transfer the Collateral Note or right or interest therein except as expressly provided herein, and to keep the Collateral Note free of all levies and security interests or other liens or charges except as otherwise provided herein or as approved in writing by Seller.

          To account fully for and promptly deliver to Seller, in the form received, all documents, instruments and agreements constituting the Collateral Note hereunder and all proceeds of principal payments received by the Company, all endorsed to Seller or in blank, as requested by Seller, and accompanied by such stock powers as appropriate and until so delivered all such documents, instruments, agreements and proceeds shall be held by the Company in trust for Seller separate from all other property of the Company;

          Not to amend, modify or change the Collateral Note to (a) decrease the principal balance thereof to an amount which is less than the difference between the balance of the Collateral Note as of the date hereof and all principal payments received by the Company from Maker from and after the date hereof or
(b) extend the date on which the Maker shall make any principal payment beyond the date such principal payment was originally due. Nothing herein shall prohibit Maker and the Company from otherwise amending, modifying or changing the Collateral Note.

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          To inform Seller immediately of any information obtained or learned by the Company which may have an effect on the value or collectability of the Collateral Note;

          To give Seller thirty (30) days prior written notice of any change in the Company's chief place of business or legal name or trade name(s) or style(s);

          To keep the records concerning the Collateral Note at the location(s) referred to in Paragraph 8 below and not to remove such records from such location(s) without the prior written consent of Seller.

     5.   Assignment of Principal Payments Under Collateral Note.  The Company
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shall provide instructions to Maker, in a form satisfactory to Seller, to timely make all principal payments due under the Collateral Note ("Principal Payments") when due directly to Seller at such address as Seller shall provide until the balance of the Collateral Note is paid in full or the balance due under the Purchase Note is paid, whichever occurs first. The Company shall take all actions reasonably necessary to ensure that all Principal Payments are timely paid. The Company agrees to exercise such rights and remedies as Seller may reasonably request, at the Company's sole expense, including, without limitation, the taking of such action with respect thereto as Seller may reasonably request, or, in the absence of such request, as the Company may reasonably deem advisable to enforce any defaults or otherwise reduce the risk of nonpayment or delinquent payment of the Collateral Note or the Principal Payments.

          The Company will, forthwith upon receipt, transmit and deliver to the Seller, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Seller) which may be received by the Company at any time as payment on account of any Principal Payments and, until delivery to the Seller, such items will be held in trust for the Seller and will not be commingled by the Company with any of its funds or property. Thereafter, the Seller is hereby authorized and empowered to endorse the name of the Company on any check, draft or other instrument for the payment of money received by the Seller on account of any Principal Payments if the Seller believes such endorsement is necessary or desirable for purposes of collection. The Company will indemnify and save harmless Seller from and against all reasonable liabilities and expenses on account of any adverse claim asserted against the Seller relating to any moneys received by Seller on account of any Principal Payments and such obligation of the Company shall continue in effect after and notwithstanding the discharge of the obligations under the Asset Purchase Agreement and the release of the security interest granted in Paragraph 1 above.

     6.   Authorized Action by Secured Party.  The Company hereby agrees that
          ----------------------------------
from time to time Seller may, but shall not be obligated to and shall incur no liability to the Company, the Maker or any third party for failure to, take any action which the Company is obligated by this Security Agreement to do and to exercise such rights and powers as the Company might exercise with respect to the Collateral Note or the Principal Payments, and the Company hereby appoints the Seller as its attorney-in-fact to exercise such rights and powers, including without limitation, to: (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all Principal Payments now or

                                      -3-
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hereafter payable on or on account of the Collateral Note; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral Note; (c) to execute and file in the Company's name any financing statements or amendments thereto required to perfect or to continue to perfect Seller's security interest in the Collateral Note; (d) insure, process and preserve the Collateral Note; (e) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral Note; and (f) notify the Maker to make payment directly to the Seller. The Company hereby grants to the Seller an exclusive, irrevocable power of attorney, coupled with interest, with full power and authority in the place and stead of the Company to take all such action permitted under this Paragraph 6 until the balance of the Collateral Note is paid in full or the balance due under the Purchase Note is paid, whichever occurs first; provided, however, that notwithstanding the terms and conditions of this Paragraph 6, Seller may only take an action permitted under this Paragraph 6 on behalf of the Company if the Company shall fail to take any such action during the thirty (30) day period following the Company's receipt of Seller's written notice requesting the Company take any such action.

     7.   Remedies.  Upon the occurrence of an event of default under the
          --------
Purchase Note or this Security Agreement which remains uncured by the Company for a period of ten (10) days following the Company's receipt of Seller's notice of default, Seller shall and in addition to all rights and remedies available to Seller under the Asset Purchase Agreement, at law, in equity or otherwise, do any one or more of the following:

          Foreclose or otherwise enforce, Seller's security interest in any manner permitted by law, or provided for in this Security Agreement or in the Asset Purchase Agreement;

          Sell, lease or otherwise dispose of the Collateral Note at one or more public or private sales at Seller's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, on such terms and in such manner as Seller may determine; and

          Recover from the Company all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Seller in exercising any right, power or remedy provided by this Security Agreement.

The Company shall be given ten (10) business days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of the Collateral Note is to be made, which notice the Company hereby agrees shall be deemed reasonable notice thereof. Upon any sale or other disposition pursuant to this Security Agreement, Seller shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral Note so sold or disposed of.

     8.   General Terms and Conditions.
          ----------------------------

          No Waiver.  The waiver of any default or event of default hereunder
          ---------
shall not be a waiver of any subsequent default or event of default. Seller's acceptance of partial or delinquent

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payments or Seller's failure to exercise any rights it may have shall not waive any obligation of the Company or any rights of Seller or otherwise modify this Security Agreement, or waive any other similar matter.

          Amendments, Etc.  No amendment or waiver of any provision of this
          ----------------
Security Agreement nor consent to any departure by the Company herefrom shall in any event be effective unless the same shall be in writing and signed by the Seller, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     9.   Notices.  Any written notice or other communication under this
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Security Agreement shall be treated as given when personally received by the party notified or upon the expiration of two (2) days from the date placed in the United States mail, certified or registered, postage prepaid, addressed to the party to be notified at the address set out below or at any address furnished to the notifying party with a written request for notice at that address. The addresses to which notice shall be given until change in accordance with this section are as follows:

          The Company:        AXCESS Inc.
                              3208 Commander Drive
                              Dallas, TX 75006
                              Attention: Chief Financial Officer
                              Telecopy: 972.407.0814

          with a copy to:     Sayles & Lidji, A Professional Corporation
                              4400 Renaissance Tower
                              1201 Elm Street
                              Dallas, TX 75270
                              Attention: Michael R. Dorey
                              Telecopy: 214.939.8787

          To the Seller:      Prism Video, Inc.
                              15851 Dallas Parkway, Suite 1060
                              Dallas, TX 75001
                              Attention: President
                              Telecopy: 972.770.7991

          with a copy to:     Gray Cary Ware & Freidenrich LLP
                              401 "B" Street, Suite 1700
                              Attention: Robert W. Ayling
                              Telecopy: 619.677.1477

     10.  Attorneys' Fees.  Should either party hereto employ an attorney for
          ---------------
the purpose of enforcing or construing this Security Agreement, or any judgment based upon this Security Agreement, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other

                                      -5-
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party or parties thereto reimbursement for all attorneys' fees and all costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the costs of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in such proceeding. As used herein, "prevailing party" shall mean the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

     11.  Miscellaneous.  Time is of the essence of this Security Agreement and
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all its provisions.  Section 12.10 of the Asset Purchase Agreement is hereby incorporated by reference in the Security Agreement for all purposes as if set forth herein verbatim. All rights of Seller hereunder shall inure to the benefit of its successors and assigns; all obligations of the Company shall bind successors and assigns. Unless otherwise defined or provided herein, all words used in this Security Agreement shall have the meaning given to them in the Uniform Commercial Code as adopted by the State of Texas. Titles preceding any section of this Security Agreement are for convenience only. The Company will execute any additional agreements, assignments or documents that may be deemed necessary or advisable by the Seller to effectuate the purposes of this Security Agreement or to preserve and protect the Collateral Note and Seller's rights. Any corporation which signs this Security Agreement expressly warrants that the officer signing on behalf of the corporation has authority to so sign by resolution of the corporation's board of directors. Each term, covenant, condition or provision of this Security Agreement shall be viewed as separate and distinct, and in the event that any such term, covenant, condition or provisions shall be held by a court of competent jurisdiction to be invalid, the remaining provisions shall continue in full force and effect. The construction of this Security Agreement, and the rights and liabilities of the parties hereto, shall be governed by the laws of the State of Texas, without regard to choice of law provisions, statutes, regulations or principles of this or any other jurisdiction.

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EXECUTED this 28/th/ day of July, 1999.

                              AXCESS INC.,
                              a Delaware corporation


                              By: /s/ Danny G. Hair
                                  --------------------------------------
                                  Danny G. Hair, Chief Financial Officer


                              PRISM VIDEO, INC.,
                              a Delaware corporation


                              By: /s/ Allan Griebenow
                                  --------------------------------------
                                  Allan Griebenow, President

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